[LETTERHEAD OF FERGUSON & COMPANY]


                          CONSENT of FERGUSON & COMPANY


         We hereby  consent to the reference to our fairness  opinion  letter to
the   Board  of   Directors   of   Northfield   Bancorp,   Inc.   in  the  Proxy
Statement/Prospectus constituting part of this Registration Statement.


                                            Ferguson & Company

                                            /s/ Robin L. Fussell

                                            Robin L. Fussell
                                            Principal



Hurst, Texas
August 29, 2000